UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 28, 2022

Cytokinetics, Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Today, February 28, 2022, Cytokinetics, Incorporated (the “Company” or “Cytokinetics”) announced that it is joining the European Organisation for Rare Diseases (EURORDIS) and the National Organization for Rare Disorders (NORD) to recognize Rare Disease Day®, an international campaign elevating the awareness and public understanding of rare diseases. The initiative’s key message of “Share Your Colours” spotlights the more than 300 million people worldwide living with a rare disease, and the awareness efforts focused on bringing them more equitable access to diagnosis, treatment, care and social opportunity.

Cytokinetics is developing aficamten, a next-generation cardiac myosin inhibitor, for the potential treatment of hypertrophic cardiomyopathy (HCM). Recently Cytokinetics announced the start of SEQUOIA-HCM (Safety, Efficacy, and Quantitative Understanding of Obstruction Impact of Aficamten in HCM), a Phase 3 clinical trial of aficamten in patients with symptomatic obstructive HCM. Aficamten has been granted Orphan Drug Designation, as well as Breakthrough Therapy Designation for the treatment of symptomatic HCM by the U.S. Food and Drug Administration (FDA).

Cytokinetics is also developing reldesemtiv, a fast skeletal muscle troponin activator, for the potential treatment of amyotrophic lateral sclerosis (ALS), currently the subject of COURAGE-ALS (Clinical Outcomes Using Reldesemtiv on ALSFRS-R in a Global Evaluation in ALS), a Phase 3 clinical trial in patients with ALS. Reldesemtiv has been granted Orphan Drug Designation for the treatment of ALS by the FDA and by the European Medicines Agency (EMA).

About Rare Disease Day

Rare Disease Day, which takes place every year on the last day in February, was established in Europe in 2008 by the European Organisation for Rare Diseases (EURORDIS) and is now observed in more than 80 nations. In the United States, Rare Disease Day is sponsored by the National Organization for Rare Disorders (NORD), a leading independent, non-profit organization committed to the identification, treatment, and cure of rare diseases. According to the National Institutes of Health (NIH), in the US, a rare disease is defined as one that affects fewer than 200,000 people. With over 6,000 rare diseases, 25 million Americans are living with a rare disease, but only 5 percent of these diseases have a treatment.

About HCM

Hypertrophic cardiomyopathy (HCM) is a disease in which the heart muscle (myocardium) becomes abnormally thick (hypertrophied). The thickening of cardiac muscle leads to the inside of the left ventricle becoming smaller and stiffer, and thus the ventricle becomes less able to relax and fill with blood. This ultimately limits the heart’s pumping function, resulting in symptoms including chest pain, dizziness, shortness of breath, or fainting during physical activity. A subset of patients with HCM are at high risk of progressive disease which can lead to atrial fibrillation, stroke and death due to arrhythmias. There are no FDA approved medical treatments that directly address the hypercontractility that underlies HCM.

About ALS

Amyotrophic lateral sclerosis (ALS) is a progressive neurodegenerative disease that afflicts approximately 20,000 people in the United States and a comparable number of patients in Europe. Approximately 5,000 new cases of ALS are diagnosed each year in the United States. The average life expectancy of an ALS patient is approximately three to five years after diagnosis and only approximately 10 percent of patients survive for more than 10 years. Death is usually due to respiratory failure because of diminished strength in the skeletal muscles responsible for breathing. Few treatment options exist for these patients, resulting in a high unmet need for new therapies to address functional deficits and disease progression.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, currently the subject of SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with symptomatic obstructive hypertrophic cardiomyopathy (HCM). Cytokinetics is also developing reldesemtiv, an investigational fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (ALS). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics’ and its partners’ research and development activities of Cytokinetics’ product candidates. Such statements are based on management’s current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics’ business outlines in Cytokinetics’ filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics’ actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: February 28, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer